Retirement Plan	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
Retirement Plan

24. Retirement Plan

The Company has a defined-contribution plan under Section 401(k) of Internal Revenue Code (the “401(k) Plan”). The 401(k) Plan covers all employees who meet defined minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis. The Company matches 50% of employee contributions up to a maximum of 6% of employees’ salary.

Matching contribution costs paid by the Company were $0.3 million and $0.2 million for the years ended December 31, 2023 and 2022, respectively.